UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 21, 2004
                                                  ----------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                        1-7724               39-0622040
           --------                        ------               ----------
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
incorporation or organization)                              Identification  No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------





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Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

(c) Exhibits

        99        Script for conference call held on January 21, 2004.


Item 12.          Results of Operations and Financial Condition
--------          ---------------------------------------------

On January 21, 2004, Snap-on Incorporated (the "Corporation") held a conference call in connection with the Corporation's issuance of a press release on the same day regarding its estimated results for the fourth quarter and fiscal full-year ending January 3, 2004. A copy of the script (the "Script") for such conference call is filed as Exhibit 99 and is incorporated by reference herein. The Script is being furnished pursuant to Item 12 - Results of Operations and Financial Condition. The slide presentation for the conference call will be available on the Corporation's web site for a period of time after the conference call.

The Script contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

The Script also contains information concerning the impacts of foreign currency translation on certain items of reported results, and this information may include non-GAAP financial measures. The Corporation presents information in this manner to show changes in these items of reported results apart from those related to the quarterly volatility of foreign currency changes.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SNAP-ON INCORPORATED



Date:  January 21, 2004           By: /s/ Martin M. Ellen
                                     -------------------------------------------
                                  Martin M. Ellen, Principal Financial Officer,
                                  Senior Vice President - Finance and
                                  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

99                         Script for conference call held on January 21, 2004.